Abacus Global Management Chairman and CEO Jay Jackson Releases Shareholder Letter January 8, 2026 1:00 PM EST ~Company Set to Deliver Record 2025, Continues Recurring Revenue Transition~ ~Reiterates Full-Year Adjusted Net Income Guidance to $80–$84 Million~ ~Completes $50 Million Investment Grade Securitized Product Offering Backed by Life Insurance Assets~ ~Gears Up for New Investment Strategy Launch~ ~Debuts on NYSE Under Symbol ABX~ ORLANDO, Fla., Jan. 08, 2026 (GLOBE NEWSWIRE) -- Abacus Global Management, Inc. ("Abacus" or the "Company") (NYSE: ABX), a leader in the alternative asset management industry, today published a letter from the Company's Chairman and Chief Executive Officer, Jay Jackson. Dear Fellow Shareholders, As we begin a new year and close out 2025, I want to take a moment to reflect on what has been a defining year for Abacus and provide an update on where we stand today. At Abacus, we control our own destiny. Nearly 80% of our employees are shareholders, not because they have to be, but because they believe in what we're building. That ownership mentality drives every decision we make—and it delivered record third quarter results, including year-over-year revenue growth of 124%, adjusted net income growth of 60%, adjusted EBITDA growth of 127% with margins of 60%, and 10 consecutive quarters of beating earnings expectations. Outlook Based on our results through the end of the third quarter and year-to-date, we raised full-year adjusted net income guidance to $80 million to $84 million, representing year-over-year growth of 72% to 81%. Our performance in 2025 has established a higher earnings and cash flow baseline for the Company. Importantly, this performance has also accelerated our transition toward a more durable, recurring revenue model. The Abacus Flywheel After years of getting the various pieces in place, the Abacus flywheel is gathering real momentum. Let me explain how our four verticals work together. Our Life Solutions division serves as the origination engine. We source, price, and manage life insurance assets using deep industry expertise and proprietary technology. These assets then flow to our Asset Group, which packages them into longevity funds delivering uncorrelated, risk-adjusted returns to institutional investors. Our ABL Tech division strengthens the entire platform through data-driven mortality verification services, contributing to faster claim resolutions and more confident financial projections. This product now serves over 100 pension funds and institutional clients. Finally, Abacus Wealth Advisors acts as our distribution channel, offering personalized financial planning based on longevity insights. This vertical integration allows us to control the entire value chain. More importantly, it creates multiple revenue streams: origination gains, management fees, servicing fees, and advisory income. Fee-Related Earnings and the Recurring Revenue Transition Investors rightly want to understand how much of our earnings are recurring versus transactional. I want to be direct about where we are and where we're headed. Today, fee-related earnings, such as management fees, servicing fees, and other recurring income, represent approximately 15% of our total revenue. Our target is 70% over time, including significant growth from our two younger divisions: ABL Tech and Wealth Advisors. We are making meaningful progress: assets under management have grown to $3.33 billion, up from $2.96 billion at the start of the year. As we scale AUM, the fee stream grows proportionally and predictably. This transition matters. The alternative asset managers that command the highest valuations share a common profile: predictable fee streams, sticky institutional capital, differentiated origination and operating leverage. That is precisely the profile we are building, and we are making measurable progress every quarter. Inaugural Investment Grade Securitized Product Offering One of our most important milestones this year was the completion of a $50 million investment grade securitized note backed by life insurance assets. This transaction expands our institutional distribution by introducing Abacus to banks, insurance companies, and fixed income investors seeking non-correlated yield. It validates the strength of our underwriting, actuarial processes, and portfolio construction. It establishes a repeatable funding mechanism that lowers our cost of capital. And it converts balance sheet assets into ongoing servicing income. The most important takeaway: Abacus remains the servicer of the securitized assets. Retaining servicing ensures institutional partners benefit from our operational expertise while providing us with recurring fee-based revenue and visibility into asset performance. We view this first offering as a template for future transactions and expect securitized products to become a consistent component of our long-term funding strategy, alongside sales to third-parties and in-house managed funds. Asset-Based Finance Investing Strategy In 2026, we are launching an asset-based finance (“ABF”) strategy within Abacus Asset Group to continue accelerating our AUM and fee-related earnings growth. This strategy will deploy third-party limited partner (“LP”) capital into asset-backed lending, structured credit, and corporate asset-based credit, across sectors such as consumer credit, commercial finance, intellectual property and contractual cash flows, with differentiated expertise in insurance-related assets including specialty insurance solutions, policy-backed lending, insurance carrier financing, and insurance-centric opportunities. ABF is a natural extension of our business at Abacus and we are focused on lending and asset acquisition strategies where our actuarial capabilities, ABL Tech's data analytics, and deep relationships with insurance carriers provide durable competitive advantages. The asset-based finance market represents a $20 trillion-plus opportunity. Institutional investors are increasingly drawn to ABF for its combination of stable, predictable cash flows, low correlation to traditional markets, and downside protection through structural safeguards and underlying collateral. We believe the combination of institutional origination expertise and Abacus's 20-year insurance infrastructure positions us to deliver differentiated results in this market. And we are thrilled to offer an expanded investment offering to our clients. Strategic M&A: AccuQuote In 2025, we acquired AccuQuote, a premier digital life insurance origination platform. This acquisition directly strengthens our flywheel. AccuQuote adds a leading digital life insurance origination funnel and significantly expands our ability to serve consumers at all stages of their financial and insurance journey. These consumers represent future policyholders who may eventually seek liquidity solutions through our Life Solutions division. However, today we can convert our unqualified leads into revenue by offering these younger consumers new policy coverage or annuity solutions. We remain disciplined in our M&A strategy. Acquisitions must enhance growth without compromising our margin profile or return on invested capital. Capital Allocation At the time we reported third quarter financials, we introduced an annual dividend of $0.20 per share and a new 10 million share repurchase program. This decision reflects our confidence in the business and our ability to generate significant free cash flow. These capital allocation decisions are the natural evolution of a business maturing into a scaled fee-related earnings platform. As recurring revenue approaches our 70% target, we are aligning Abacus with leading public alternative asset managers that balance long-term investment with consistent shareholder returns. Balance Sheet and Financial Flexibility Our balance sheet has never been stronger. Cash generation is at record levels. Capital inflows into our longevity funds continue to accelerate. This financial position allows us to invest across the business: originations, technology, disciplined M&A, while simultaneously returning capital to shareholders. Importantly, as we stated during our third quarter earnings call, we do not need to raise additional equity to fund this growth. Shareholders should not expect dilution. Valuation I want to address directly a topic that comes up in nearly every investor conversation: why Abacus trades at a significant discount to peers. The facts are straightforward. Abacus delivered 124% year-over-year revenue growth for the third quarter. Public alternative asset managers reported average growth between 20% and 30%. The average public alternative asset manager trades at approximately 20x forward earnings. Abacus trades in the mid-single digit multiples. We expect the market to recognize this disconnect as we continue executing on our recurring revenue transition and providing greater transparency into fee-related earnings. The work we are doing, such as expanded KPIs, clearer communication, and broad-based investor education is designed to close this gap over time. We are confident in our fundamentals. Expanded Investor Outreach We have been more active in the investment community this year than at any other point in our history. We expanded our institutional conference presence, deepened relationships with family offices and RIAs, and hosted more one-on-one meetings than ever before. But I want to be direct about something: our retail shareholders matter enormously to us. Many of you were early believers in Abacus, and we do not take that trust for granted. We are committed to communicating with the same transparency and accessibility regardless of whether you own 100 shares or 100,000. In 2026, we will continue publishing shareholder letters, hosting AMA events, and finding new ways to keep you informed. You deserve to understand this business as well as any institutional investor does. The New York Stock Exchange As 2025 came to a close, we debuted on the New York Stock Exchange under symbol ABX on December 30th. This move reflects our evolution as a scaled alternative asset manager and aligns Abacus with an exchange known for deep liquidity and a strong institutional investor base. Our NYSE listing is further enhanced by Citadel Securities serving as our Designated Market Maker (“DMM”)—the largest and most active liquidity provider on the Exchange. The transition from ABL to ABX is more than a change of letters—it signals our broader transformation. While ABL served us well, ABX better represents who we've become: a diversified alternative asset manager whose business now extends well beyond longevity assets into structured products, asset management, technology services, and private wealth. We believe the NYSE platform, combined with a ticker that speaks to our expanded identity, enhances visibility and broadens our investor reach as we continue scaling the business. Closing Thoughts To our team: thank you. You built this. You show up every day like owners because you are owners, and it shows in everything we do.

To our shareholders: thank you for believing in what we are building. Your trust means everything to us, and we work every day to earn it. 2025 was a defining year for Abacus. But as proud as I am of what we accomplished, I am even more excited about what lies ahead. The foundation is set. The flywheel is turning. And the opportunity in front of us is larger than it has ever been. We look forward to sharing our fourth quarter and full year results with you in March. Until then, thank you for being part of this journey. Sincerely, Jay Jackson Chairman and Chief Executive Officer Abacus Global Management Forward-Looking Statements All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” ”intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are bases on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations. Risk disclosure: All securities investing and trading activities risk the loss of capital. Investors should carefully review the offering documents and consult with their own legal, tax, financial advisors regarding the suitability of investments. Dividend Policy Abacus has adopted a dividend policy designed to balance consistent shareholder returns with strategic growth investments. Under the policy, the Board of Directors will evaluate opportunities to return capital to shareholders through dividends. Dividend decisions will be based on several factors including operating cash flow generation, capital requirements for portfolio growth, regulatory considerations, and strategic investment opportunities across the Company's business verticals. The policy provides the Board with flexibility to declare dividends when appropriate while maintaining adequate liquidity to support portfolio origination and business expansion. While the Company is committed to this dividend framework, specific dividend declarations remain at the Board's discretion based on business conditions. About Abacus Abacus Global Management (NYSE: ABX) is a leading financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide. For more information, please visit abacusgm.com. Contacts: Investor Relations Robert F. Phillips – SVP Investor Relations and Corporate Affairs rob@abacusgm.com (321) 290-1198 David Jackson – Managing Director of Investor Relations david@abacusgm.com (321) 299-0716 Abacus Global Management Public Relations press@abacusgm.com